Exhibit 99.1

DENTSPLY AND SIRONA ANNOUNCE EXPIRATION OF HART-SCOTT-RODINO

WAITING PERIOD FOR PROPOSED MERGER

YORK, PA & LONG ISLAND CITY, NY, November 23, 2015 – DENTSPLY International Inc. (“DENTSPLY”) (NASDAQ: XRAY) and Sirona Dental Systems Inc. (“Sirona”) (NASDAQ: SIRO) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, with respect to the proposed merger of DENTSPLY and Sirona, has expired. As a result, no further antitrust regulatory review of the merger will be necessary in the United States. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending merger, which remains subject to other regulatory approvals and customary closing conditions. Both parties continue to expect the transaction to close during the first quarter of 2016, following approval from shareholders of both companies and the satisfaction of all other closing conditions.

Additional information concerning the proposed transaction is included in the preliminary proxy statement/prospectus, which was filed with the SEC on October 29, 2015 and can be accessed on the SEC's website.

The HSR Act is a U.S. regulatory provision that requires parties to submit a detailed filing of a proposed merger or acquisition with the U.S. Federal Trade Commission and Department of Justice.  The agencies then require a waiting period while they review the filing to determine that the transaction will not adversely affect U.S. commerce under the antitrust laws.

About DENTSPLY

DENTSPLY International Inc. is a leading manufacturer and distributor of dental and other consumable medical device products. The Company believes it is the world's largest manufacturer of consumable dental products for the professional dental market. For over a century, DENTSPLY’s commitment to innovation and professional collaboration has enhanced its portfolio of branded consumables and small equipment. Headquartered in the United States, the Company has global operations with sales in more than 120 countries. Visit www.dentsply.com for more information about DENTSPLY and its products.

About Sirona

Sirona, the dental technology leader, has served dealers and dentists worldwide for more than 130 years. Sirona develops, manufactures, and markets a complete line of dental products, including CAD/CAM restoration systems (CEREC), digital intra-oral, panoramic and 3D imaging systems, dental treatment centers and handpieces. Visit www.sirona.com for more information about Sirona and its products.

Forward-Looking Statements

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of DENTSPLY International Inc. (“DENTSPLY”) and Sirona Dental Systems Inc. (“Sirona”). Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction between DENTSPLY and Sirona, including future financial and operating results; DENTSPLY’s and Sirona’s plans, objectives, expectations and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements are based on information currently available to DENTSPLY and Sirona and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction between DENTSPLY and Sirona, these factors could include, but are not limited to: the risk that DENTSPLY or Sirona may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; economic and foreign exchange rate volatility; the continued strength of the dental and medical device markets; unexpected changes relating to competitive factors in the dental and medical devices industries; the timing, success and market reception for DENTSPLY’s and Sirona’s new and existing products; the possibility of new technologies outdating DENTSPLY’s or Sirona’s products; the outcomes of any litigation; continued support of DENTSPLY’s or Sirona’s products by influential dental and medical professionals; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning other risk factors is also contained in DENTSPLY’s and Sirona’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond DENTSPLY’s or Sirona’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither DENTSPLY nor Sirona undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per DENTSPLY share or Sirona share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per DENTSPLY share or Sirona share, as applicable. Neither DENTSPLY nor Sirona gives any assurance (1) that either DENTSPLY or Sirona will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning DENTSPLY, Sirona, the proposed transaction, the combined company or other matters and attributable to DENTSPLY or Sirona or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between DENTSPLY and Sirona or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed business combination transaction between DENTSPLY and Sirona will be submitted to the respective stockholders of DENTSPLY and Sirona for their consideration. In connection with the proposed transaction between DENTSPLY and Sirona, on October 29, 2015, DENTSPLY filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of DENTSPLY and Sirona that also constitutes a preliminary prospectus of DENTSPLY. These materials are not yet final and will be amended. After such time as the registration statement on Form S-4 has been declared effective by the SEC, DENTSPLY and Sirona will mail the joint proxy statement/prospectus to their respective stockholders when it becomes final. DENTSPLY and Sirona also plan to file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document which DENTSPLY or Sirona may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DENTSPLY AND SIRONA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS ONCE IT IS FILED WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DENTSPLY, SIRONA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about DENTSPLY and Sirona, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. DENTSPLY and Sirona make available free of charge at www.dentsply.com and www.sirona.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC.

Participants in the Merger Solicitation

DENTSPLY, Sirona, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of DENTSPLY and Sirona in connection with the proposed transaction. Information about the directors and executive officers of Sirona is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on January 28, 2015. Information about the directors and executive officers of DENTSPLY is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Contacts

DENTSPLY

Investors:

Derek Leckow

VP, Investor Relations

DENTSPLY International Inc.

Tel: +1 (717) 849-7863

E-mail: derek.leckow@dentsply.com

Sirona

Investors:

Joshua Zable

VP, Investor Relations

Sirona Dental Systems Inc.

Tel: +1 (718) 482-2184

E-mail: joshua.zable@sirona.com